Exhibit 99.1

Business Overview and Strategy

Tom McDaniel

Executive Vice President and Chief Financial Officer

Lehman Brothers CEO Energy/Power Conference September 8, 2005

Forward-Looking Statements

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect Edison International’s current expectations and projections about future events based on Edison International’s knowledge of present facts and circumstances and assumptions about future events and include any statement that does not directly relate to a historical or current fact. In this report and elsewhere, the words “expects,” “believes,” “anticipates,” “estimates,” “projects,” “intends,” “plans,” “probable,” “may,” “will,” “could,” “would,” “should,” and variations of such words and similar expressions, or discussions of strategy or of plans, are intended to identify forward-looking statements. Such statements necessarily involve risks and uncertainties that could cause actual results to differ materially from those anticipated. Some of the risks, uncertainties and other important factors that could cause results to differ, or that otherwise could impact Edison International or its subsidiaries, include but are not limited to: the ability of Edison International to meet its financial obligations and to pay dividends on its common stock if its subsidiaries are unable to paydividends; the ability of Edison International to effectively execute its strategic plan; the ability of SCE to recover its costs in a timely manner from its customers through regulated rates; decisions and other actions by the CPUC and other regulatory authorities and delays in regulatory actions; market risks affecting SCE’s energy procurement activities; access to capital markets and the cost of capital; changes in interest rates and rates of inflation; governmental, statutory, regulatory or administrative changes or initiatives affecting the electricity industry, including environmental regulations that could require additional expenditures or otherwise affect the cost and manner of doing business; risks associated with operating nuclear and other power generating facilities, including operating risks, equipment failure, availability, heat rate and output; the ability to obtain sufficient insurance; effects of legal proceedings, changes in tax laws, rates or policies, and changes in accounting standards; supply and demand for electric capacity and energy, and the resulting prices and dispatch volumes, in the wholesale markets to which EME’s generating units have access;

EME’s and its subsidiaries’ ability to provide sufficient collateral in support of their forward sales of electricity and purchases of fuel; competition from other power plants, including new plants and technologies that may be developed in the future; the cost of and availability of fuel, fuel transportation services, electric transmission services and required emission credits or allowances; weather conditions, natural disasters and other unforeseen events; and changes in the fair value of investments accounted for using fair value accounting. Additional information about risks and uncertainties, including more detail about the factors described above, is contained in Edison International’s reports filed with the Securities and Exchange Commission. Readers are urged to read such reports and carefully consider the risks, uncertainties and other factors that affect Edison International’s business. Readers also should review future reports filed by Edison International with the Securities and Exchange Commission. The information contained in this report is subject to change without notice. Forward-looking statements speak only as of the date they are made and Edison International is not obligated to publicly update or revise forward-looking statements.

Edison International — Organizational Structure (1)

Edison International

Credit Rating (2) BBB / Baa3

Total Assets $33.5 B

Generation 13,956 MW

Southern California Edison

Credit Rating (2) BBB+ / A3

Operating Statistics:

Total Assets $24.2 B

Customers 4.7 M

Rate Base $9.5 B

Total Debt (3) (3) $5.5 B

Mission Energy

Holding Company

Credit Rating (2) CCC+ / B2

B+ / B1 (EME)

Operating Statistics:

Total Assets $6.1 B

Total Domestic MWs Owned 8,834

Coal Generation 85%

Total Debt (3) (3) $4.0 B

Edison Capital

Credit Rating (2) BB+ / Ba1

Operating Statistics:

Total Assets $3.6 B

Total Investments $2.8 B

Total Debt (3) (3) $0.4 B

1) As of June 30, 2005.

2) Represents S&P and Moody’s ratings: SCE and MEHC Senior Secured debt, EC Senior Unsecured debt, and EME corporate as of 6/30/05; EIX corporate credit rating (S&P) and Senior Unsecured shelf rating (Moody’s) as of 6/30/05.

3) Includes short-term, long-term, and current portion of long-term debt; non-recourse debt; and intercompany debt of $27 million, $78 million and $75 million at SCE, MEHC and Edison Capital respectively.

Edison International — Platforms for Growth

Balanced Business Mix

Strong utility operating in a large and rapidly growing service territory

Unregulated business platform with large base of low-cost coal generation

Stable and predictable earnings and cash flow Significant long-term earnings and cash flow growth from regulated investments Further upside earnings potential from capacity market recovery Business flexibility for future growth

Edison International — Strategy

Our strategy seeks to create a balance among

Balance sheet strength Growth Dividends

We expect to produce total returns above peer averages

Edison International –Balance Sheet Strength

Consolidated Recourse Leverage Ratio (1), (2)

70% 60% 50% 40%

69% 61% 56% 53%

EIX Long-term goal

2002 2003 2004 6/30/2005

Strengthening Balance Sheet $4.9 billion reduction in EIX and MEHC total debt over the past 18 months(3) Investment Grade ratings at EIX and SCE

Cash balances as of 6/30/05:

MEHC consolidated = $1.6B

Edison Capital = $240M

1) Excludes Powerton/Joliet termination value guarantee.

2) See Appendix for non-GAAP reconciliation.

3) Total debt includes recourse and non-recourse short-term, long-term and current portion of long-term debt as reported at December 31, 2003 and June 30, 2005.

Southern California Edison (1)

PG&E LADWP SCE SDG&E

One of the largest U.S. electric utilities

50,000 square-mile service territory

More than 13 million people served

4.7 million customers

70 thousand customers added in 2004 85 TWh Retail Sales

2.8% growth

New summer peak established; up 6% (2)

11 TWh Direct Access load Value Drivers

Customer growth

Infrastructure replacement

Transmission additions for reliability

Generation upgrades

1) As of 2004.

2) Peak on July 21, 2005.

SCE Capital Expenditures

Average annual expenditures of $2 billion, double previous 5-year average Investments across all business lines Expect regulatory decisions on approximately 2/3 of capital investments by early 2006 Potential Additions:

Mohave Generating Station Advanced Meter Initiative $Billions $2.5 $2.0 $1.5 $1.0 $0.5 $0.0

1.8 1.9 2.1 2.1 2.2

Five-Year Total = $10.1 billion

2005 2006 2007 2008 2009

Classification (1)

$%

Generation 1.4 14%

Transmission 2.1 21%

Distribution 6.6 65%

Recovery by Proceeding

$%

CPUC Rate Cases 7.4 73%

FERC Rate Cases 2.1 21%

Project Specific 0.6 6%

1) Total spending from 2005 through 2009, including allocated capitalized overheads.

SCE Rate Base

Rate base increasing 42% from 2005 to 2009 to meet system growth and reliability requirements Primary drivers of SCE’s pre-tax earnings (1):

± $100 million in authorized rate base = ± $9 million

± 10 bp change in authorized ROCE (2) = ± $8 million

± 1% change in authorized equity level (3) = ± $20 million $Billions

Growth Rate = 9.2% $16.0 $14.0 $12.0 $10.0 $8.0 $6.0 $4.0 $2.0 $0.0

10.2 11.4 12.4 13.3 14.5

2005 2006 2007 2008 2009

Generation Transmission Distribution

1) Assuming $10 billion rate base.

2) Current authorized Return on Common Equity is 11.4%; 2006 COC request 11.8%.

3) Current authorized common equity component of the capital structure is 48%.

Southern California Edison

Areas of Focus

Capital investment implementation

Market structure development / reliability

Fair and timely recovery of procurement costs

Customer rates

Key regulatory decisions pending / timing (1)

2006 General Rate Case—Late 2005 or early 2006

SONGS Steam Generator Replacement—Late 2005

2006 Cost of Capital—Late 2005

Major transmission projects (2006-2007)

1) Investment recovery related.

Mission Energy Holding Company

964 MWs

Midwest Generation 5,876 MWs

Homer City 1,884 MWs

8,834 MWs of Generation (1)

7,545 MW (85%) coal

1,289 MW (15%) gas/oil

88% merchant $3.4 billion total debt reduction over the past 18 months (2) MEHC consolidated cash balance $1.6 billion (1) Value Drivers

Low cost coal based generation

Market liquidity – PJM expansion (AEP, ComEd integration), MISO

Capacity Market Recovery (3)

Capacity prices: $10/kWyr increase = $75 million (pre-tax)

1) As of June 30, 2005.

2) Total debt includes recourse and non-recourse short-term, long-term and current portion of long-term debt as reported at December 31, 2003 and June 30, 2005.

3) Long-term earnings drivers, excludes all hedges.

Midwest Generation Operating Performance

Coal Generation (in TWh)

40 30 20 10 0

2001 2002 2003 2004 2005

26.6 26.2 0.4 27.6 26.9 0.7 27.5 13.6 13.9 30.6 17.1 13.5 30.8 16.6 14.2

(6/30 YTD)

Contract Merchant Balance of Year

Coal Revenues and Costs ($/MWh) $50 $40 $30 $20 $10 $0

2001 2002 2003 2004 YTD 6/30/05

Avg. realized energy price Fuel & Emissions Cost (1) $16.06 $9.32 $16.89 $11.27 $22.27 $10.93 $24.84 $10.84 $40.12 $12.03

1) Excludes Peakers/Collins fuel costs; refer to Appendix for reconciliation.

Hedge Volume and Prices (as of 6/30/05)

Volume (TWH) Avg. Price ($/MWh) Forward Price ($/MWh)

2005 YTD 14.2 $40.12 –

Hedged 9.4 $38.15 –

Unhedged 7.2 – $40.46 (1)

30.8

2006 Hedged 9.7 $41.84 $42.73 (2)

1) Balance of year forward flat energy price at NiHub

2) Cal 06 flat price for NiHub

Homer City Operating Performance

Coal Generation (in TWh)

20 15 10 5 0

2001 2002 2003 2004 2005

Merchant Balance of Year

12.9 12.1 14.4 13.3 13.6 7.0 6.6

(6/30 YTD)

Coal Revenues and Costs ($/MWh) $60 $45 $30 $15 $0

2001 2002 2003 2004 YTD 6/30/05

Avg. realized energy price Fuel & Emissions Cost $33.07 $13.06 $28.70 $12.22 $34.02 $13.40 $36.20 $16.18 $43.38 $18.69

Hedge Volume and Prices (as of 6/30/05)

Volume (TWH) Avg. Price ($/MWh) Forward Price (1) ($/MWh)

2005 YTD 6.6 $43.38 –

Hedged 4.6 $44.94 –

Unhedged 2.4 – $50.25 (2)

13.6

2006 Hedged 5.3 $51.50 $53.66 (3)

1) Forward prices at PJM West are generally higher than prices at the Homer City busbar. During the past twelve months transmission congestion in PJM has resulted in prices at the Homer City busbar being lower than those at PJM West by an average 6% with monthly average during this period ranging from zero to 13%, which occurred in June 2005.

2) Balance of year forward flat energy price at PJM West.

3) Cal 06 flat price for PJM West.

MEHC –Coal Requirements Under Contract

120% 100% 80% 60% 40% 20% 0%

2005(1) 2006 2007 2008 2009

110 105 98 53 96 49 29 14 29 10

Coal Supply

Annual coal usage:

Illinois plants use approximately 18 million to 20.5 million tons obtained from the Southern Powder River Basin

Homer City uses approximately 5 million tons obtained from mines located near Homer City, Pennsylvania Midwest Generation transportation contracted through 2011

Illinois plants Homer City facilities(2)

1) The percentage in 2005 is calculated based on coal supply and expected generation requirements for a full year.

2) Adjusted for expected deliveries under agreement in principle to settle outstanding contract disputes.

Mission Energy Holding Company

Areas of Focus

Reduce overhead expenses in the aftermath of asset sales Use of cash

Debt reduction Collateral for hedging New generation investments

Manage fuel supply, emissions, and environmental controls to protect operating margins

Key regulatory developments

Illinois procurement process PJM capacity market structure

Edison Capital—Wind Business Objectives

Now actively pursuing new renewable (primarily wind) investments

Target $250 million per year through 2009

Production tax credits extended for 2 years

MW Installed

1,400 1,200 1,000 800 600 400 200 0

2005 Current Portfolio

8 projects

196 MW

2 midwestern states

2009 Target Portfolio

25+ projects

1,200 MW

Multiple US regions

2005 2006 2007 2008 2009

Expected investment of $1 billion during the period 2005—2009

Edison International — Dividend Policy $1.00 $0.50 $0.00

2001—2003 2004 (1) 2005 (2) $0.00 $0.80 $1.00

Dividend per share

Longer-term, targeting a payout ratio of 45–55% excluding MEHC earnings

1) Dividends paid.

2) Dividend rate.

Edison International EPS (1) – 2004 Recorded and 2005 Outlook $3.00 $2.50 $2.00 $1.50 $1.00 $0.50 $0.00 $2.81 1.31 1.50

0.06 $2.20

2.14 $2.87-2.97

0.34

2.53-2.63

(2) (3)

Recorded 2004 Prior 2005 Outlook Current 2005 Outlook

Core Non-core

1) See Appendix for non-GAAP reconciliation.

2) Given October 13, 2004.

3) Given August 9, 2005.

Appendix

Slide 5: The calculation for the second quarter 2005 recourse leverage ratio of 53% includes common equity and preferred securities as reflected on the EIX balance sheets. Debt includes short- and long-term debt and excludes non-recourse debt from continuing operations totaling $2.3 billion. The comparable 2005 leverage ratio based on the same balance sheet classifications, including non-recourse items, is 59%.

The calculation for the 2004 recourse leverage ratio of 56% includes common equity and preferred securities as reflected on the EIX balance sheet. Debt includes short- and long-term debt and other preferred securities subject to mandatory redemption. Debt excludes non-recourse debt from continuing operations totaling $2.8 billion. The comparable 2004 leverage ratio based on the same balance sheet classifications, including non-recourse items is 63%.

The calculation for the 2003 recourse leverage ratio of 61% is calculated on the same basis as 2004, reclassifying other preferred securities subject to mandatory redemption of $141 million as a component of debt. Non-recourse debt of $2.9 billion is excluded. The comparable 2003 leverage ratio including non-recourse amounts is 68%.

The calculation for the 2002 recourse leverage ratio of 69% is calculated on the same basis as 2003, reclassifying other preferred securities subject to mandatory redemption of $1.2 billion as a component of debt. Non-recourse preferred securities of $131 million and non-recourse debt of $5.4 billion are excluded. The comparable 2002 leverage ratio including non-recourse amounts, and based on 2002 balance sheet classifications which classify preferred securities subject to mandatory redemption as preferred stock, is 71%.

Appendix

Slide 11: Reconciliation for MWG Fuel Costs

2001 2002 2003 2004 YTD 6/30/2005

Reported Fuel Cost (in thousands) 354,425 396,345 390,601 381,391 171,241

Less Collins Fuel Cost (in thousands) (106,212) (85,560) (89,917) (50,006) 0

Net Fuel Cost 248,213 310,785 300,684 331,385 171,241

Coal Generation (GWh) 26,627 27,574 27,510 30,568 14,229

Fuel Cost / MWh 9.32 11.27 10.93 10.84 12.03

Appendix Reconciliation of Earnings to GAAP

Recorded 2004 EPS Prior 2005 Outlook (4) Current 2005 Outlook (5)

SCE $1.80 $1.75 $1.80

MEHC (0.27) (1) 0.34 0.55-0.65

EC 0.18 0.08 0.28

EIX Holding Co. (0.21) (0.03) (0.10)

Core EPS $1.50 $2.14 $2.53–2.63

Non-Core Items

SCE $1.01 (2)

Tax Settlement – $0.11 $0.11

MEHC – – –

Debt Extinguishment – (0.05) (0.05)

Discontinued Ops. 0.48 – 0.28 (6)

Lease terminations/impairments (1.86) – –

Gain on Sale of Assets 1.72 (3) – –

EIX – Debt Extinguishment (0.04) – –

Reported EPS $2.81 $2.20 $2.87–2.97

1) Excludes earnings from EME’s international assets including those sold and reported as discontinued operations in 2004.

2) Includes non-core items primarily associated with the 2003 GRC decision and the resolution of other regulatory and tax items.

3) Includes net gain on sale of EME’s interest in its international assets of $1.64 and Four Star Oil and Gas of $0.09 and a loss on sale of EME’s interest in the Brooklyn Navy Yard of (0.01).

4) Given October 13, 2004.

5) Given August 9, 2005.

6) Excludes sale of Doga.